EATON VANCE NATIONAL MUNICIPALS FUND Supplement to Prospectus dated February 1, 2006

EATON VANCE FLOATING-RATE FUND EATON VANCE FLOATING-RATE & HIGH INCOME FUND EATON VANCE INCOME FUND OF BOSTON Supplement to Prospectuses dated March 1, 2006

EATON VANCE DIVIDEND INCOME FUND Supplement to Prospectus dated March 22, 2006

EATON VANCE INSTITUTIONAL SENIOR FLOATING-RATE FUND Supplement to Prospectus dated April 1, 2006

EATON VANCE REAL ESTATE FUND Supplement to Prospectus dated April 28, 2006

EATON VANCE LARGE-CAP VALUE FUND EATON VANCE TAX-MANAGED GROWTH FUND 1.1 EATON VANCE TAX-MANAGED GROWTH FUND 1.2 EATON VANCE UTILITIES FUND Supplement to Prospectuses dated May 1, 2006

EATON VANCE INVESTMENT GRADE INCOME FUND Supplement to Class I Share Prospectus dated May 23, 2006

EATON VANCE INTERNATIONAL EQUITY FUND Supplement to Prospectus dated May 30, 2006

EATON VANCE STRUCTURED EMERGING MARKETS FUND Supplement to Prospectus dated June 30, 2006

1. The following replaces the first paragraph in “Class I Shares” under “Purchasing Shares” or the first paragraph under “Purchasing Shares”, as applicable:

Class I shares are offered to clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, endowments, foundations and qualified plans (including tax-deferred retirement plans and profit sharing plans). Class I shares are also offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain fund service providers. Your initial investment must be at least $250,000. Subsequent investments of any amount may be made at any time. The minimum initial investment is waived for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers. The initial minimum investment also is waived for individual accounts of a financial intermediary that charges an ongoing fee for its services (as described below), provided the aggregate value of such accounts invested in Class I shares of the Fund is at least $250,000 (or is anticipated by the principal underwriter to reach $250,000) and for corporations, endowments, foundations and qualified plans with assets of at least $100 million.

The following applies to all Funds except Eaton Vance Institutional Senior Floating-Rate Fund, Eaton Vance Real Estate Fund and Eaton Vance Investment Grade Income Fund:

2. The following replaces “Class I shares” under “Purchasing Shares - Choosing a Share Class”:

Class I shares are offered to clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, endowments, foundations and qualified plans (as described above). Class I shares are also offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain fund service providers. Class I shares do not pay distribution or service fees. Returns on Class I shares generally are higher than returns on other classes because Class I has lower annual expenses.

October 12, 2006	ISHARESPS